UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 3, 2006
                                                  --------------


                         Regatta Capital Partners, Inc..
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             (Exact name of registrant as specified in its chapter)


        Colorado                       0-27609                   20-4550082
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(State or other jurisdiction    (Commission File Number)     (IRS Employer ID #)
     of incorporation)


1331 17th Street, Suite 1060, Denver, CO                              80202
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (303) 292-9122
                                                    --------------

                         Monet Entertainment Group, Ltd.
            222 Milwaukee Street, Suite 304, Denver, Colorado 80206
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events
                  ------------

On May 17, 2006, the Company entered into an Agreement and Plan of Merger with Regatta Capital Partners, Inc. The Agreement and Plan of Merger was approved by the Company's shareholders on June 30, 2006 and the merge was completed on August 3, 2006.

The Company shareholders exchanged the 6,000,000 shares of the Company for approximately 1,331,000 shares of Regatta Capital Partners, Inc. common stock. The stockholders of the Company, as of August 3, 2006, the closing date of the Merger, the Company shareholders own approximately 100% of Regatta Capital Partners, Inc. common stock outstanding as of the closing date and Monet ceased to exist as a separate corporation. For accounting purposes, this transaction will be accounted for as a merger.

The Company's definitive Information Statement filed on June 7, 2006 contains the business plan of Regatta Capital Partners, Inc. and its financial statements as of March 31, 2006.



Item 9.01        Exhibits and Financial Statements
                 ---------------------------------

     (a) Financial Statements of Regatta Capital Partners, Inc. as of March 31, 2006 (1)

     (b)  Pro-Forma Financial Statements showing the effect of the merger (1)

(1) Incorporated by reference, and as same exhibit number, from the Company's Definitive Information Statement filed on June 7, 2006 (Commission File Number 0-27609).


(d)  Exhibits

     10.1. Agreement and Plan of Merger dated May 17th, 2006 (1)

     10.2 Form of Fairness Opinion of Tannenbaum & Co. P.C. regarding Regatta Capital Ltd. bonds (1)

     10.3 Investment Advisory Agreement dated May 17, 2006 (1)

(1) Incorporated by reference, and as same exhibit number, from the Company's Definitive Information Statement filed on June 7, 2006 (Commission File Number 0-27609).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            REGATTA CAPITAL PARTNERS, INC. fka
                                            MONET ENTERTAINMENT GROUP LTD.
                                            (Registrant)

                                            /s/ James P. Gregory
                                            ------------------------------
                                            (Signature) James P. Gregory,
                                            President


Date August 11, 2006